UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

             Current Report Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 8, 2006

                         Calypte Biomedical Corporation
                         ------------------------------
               (Exact name of Company as specified in its charter)

         Delaware                                   000-20985                              06-1226727
-----------------------------                ----------------------              ------------------------------
(State or Other Jurisdiction)               (Commission File Number)            (I.R.S. Employer Identification)
     of Incorporation)

             5 Centerpointe Drive, Suite 400, Lake Oswego, OR 97035
             ------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (971) 204-0282
                                                           --------------

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

Item 8.01 Other Events.

Effective September 8, 2006, Calypte Biomedical Corporation's (the "Company") common stock was cleared for trading on the NASD OTC Bulletin Board service (the "OTCBB") under the symbol CBMC.

Attached hereto as Exhibit No. 99.1 and incorporated herein by reference is a copy of the Company's press release issued on September 8, 2006 announcing the foregoing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.         Description
-----------         -----------
99.1                Press release dated September 8, 2006.


                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  Lake Oswego, Oregon
       September 8, 2006

                                            Calypte Biomedical Corporation

                                            By: /s/  Theodore R. Gwin
                                                --------------------------------
                                                Theodore R. Gwin
                                                Chief Financial Officer